                                                                      EXHIBIT 21

                        LIST OF SIGNIFICANT SUBSIDIARIES


The following are the subsidiaries of the Registrant included in the Registrant's consolidated financial statements at December 31, 2000. Other subsidiaries are not listed because such subsidiaries are inactive. Subsidiaries are listed alphabetically under either the domestic or international categories.

                                                                                                  Percent of voting
                                                              Jurisdiction under                  securities owned
Domestic                                                      which organized                       by Registrant
--------                                                      ----------------                    ----------------
ATM Finance, Inc.                                             Ohio                                        100%
Central Security Systems, Inc.                                Hawaii                                      100%
DBD Investment Management Company                             Delaware                                    100%
Diebold Australia Holding Company, Inc.                       Delaware                                    100%
Diebold China Security Holding Company, Inc.                  Delaware                                    100%
Diebold Credit Corporation                                    Delaware                                    100%
Diebold Finance Company, Inc.                                 Delaware                                    100% (1)
Diebold Foreign Sales Corporation                             St. Thomas, U.S. Virgin Islands             100% (1)
Diebold Holding Company, Inc.                                 Delaware                                    100%
Diebold Investment Company                                    Delaware                                    100%
Diebold Latin America Holding Company, Inc.                   Delaware                                    100%
Diebold Mexico Holding Company, Inc.                          Delaware                                    100%
Diebold Midwest Manufacturing, Inc.                           Delaware                                    100%
Diebold of Nevada, Inc.                                       Nevada                                      100%
Diebold Self-Service Systems                                  New York                                    100% (2)
Diebold Southeast Manufacturing, Inc.                         Delaware                                    100% (3)
Diebold SST Holding Company, Inc.                             Delaware                                    100%
Diebold Texas, Incorporated                                   Texas                                       100%
Diebold Transaction Services, Inc.                            Delaware                                    100%
Griffin Technology Incorporated                               New York                                    100%
InterBold Technologies, Inc.                                  Delaware                                    100% (4)
Mayfair Software Distribution, Inc.                           Delaware                                    100%
Nexus Software, Incorporated                                  Delaware                                    100%
Pioneer Systems, Inc.                                         Pennsylvania                                100%
R. D. Products, Inc.                                          New York                                    100% (5)
VDM Holding Company, Inc.                                     Delaware                                    100%
Verdi & Associates, Inc.                                      New York                                    100%


(1) 100% of voting securities are owned by Diebold Investment Company which is 100% owned by the Registrant.

(2) 70% of partnership interest is owned by Diebold Holding Company, Inc., which is 100% owned by the Registrant and 30% is owned by Diebold SST Holding Company, Inc., which is 100% owned by the Registrant.

(3) 100% of voting securities are owned by Diebold Midwest Manufacturing, Inc., which is 100% owned by the Registrant.

(4) 100% of voting securities are owned by Diebold Self-Service Systems, which is 70% owned by Diebold Holding Company, Inc. and 30% owned by Diebold SST Holding Company, Inc., which are 100% owned by the Registrant.

(5) 100% of voting securities are owned by Griffin Technology Incorporated which is 100% owned by the Registrant.

                                                                      EXHIBIT 21

                                                                                                  Percent of voting
                                                              Jurisdiction under                  securities owned
International                                                 which organized                       by Registrant
-------------                                                 ----------------                    ----------------
Cable Print N.V.                                             Belgium                                    100%
China Diebold Financial Equipment Company LTD.               Peoples Republic of China                   71%
DBD Asset Management S.A. de C.V.                            Mexico                                     100% (6)
DCHC, S.A.                                                   Panama                                     100% (17)
Diebold ATM Cihazlari Sanayi Ve Ticaret A.S.                 Turkey                                     100% (22)
Diebold Argentina, S.A.                                      Argentina                                  100% (17)
Diebold Australia Pty. Ltd.                                  Australia                                  100% (7)
Diebold Belgium S.P.R.L.                                     Belgium                                     90% (19)
Diebold Brasil LTDA                                          Brazil                                     100% (17)
Diebold Colombia S.A.                                        Colombia                                    55% (20)
The Diebold Company of Canada Limited                        Canada                                     100%
Diebold Denmark A.p.S.                                       Denmark                                    100% (9)
Diebold EMEA B.V.                                            Netherlands                                100%
Diebold EMEA Processing Centre Limited                       United Kingdom                             100%
Diebold Estonia O.U.                                         Estonia                                    100%
Diebold France SARL                                          France                                     100% (9)
Diebold Germany GmbH                                         Germany                                    100% (9)
Diebold HMA Private Limited                                  India                                       50%
Diebold Hungary Ltd.                                         Hungary                                    100% (9)
Diebold International Limited                                United Kingdom                             100% (9)
Diebold Italy S.r.l.                                         Italy                                      100% (19)
Diebold Mexico, S.A. de C.V.                                 Mexico                                     100% (8)
Diebold Netherlands B.V.                                     Netherlands                                100% (9)
Diebold OLTP Systems, A.V.V.                                 Aruba, Dutch West Indies                    50%
Diebold OLTP Systems, C.A.                                   Venezuela                                   50% (15)
Diebold Pacific, Limited                                     Hong Kong                                  100%
Diebold Panama, Inc.                                         Panama                                     100% (17)
Diebold Paraguay S.A.                                        Paraguay                                   100% (17)
Diebold Poland S.p. z.o.o.                                   Poland                                     100% (9)
Diebold Portugal - Solucoes Informaticas, S.A.               Portugal                                   100% (21)
Diebold (Romania) S.R.L.                                     Romania                                    100%
Diebold Safetell International Security Limited              Australia                                  100% (11)
Diebold Security and Services Pty.                           Australia                                  100% (11)
Diebold Osterreich Selbstbedienungssysteme GmbH              Austria                                    100% (9)
Diebold Selbstbedienyngssysteme (Schweiz) GmbH               Switzerland                                100% (9)
Diebold Self Service Solutions Limited Liability Company     Switzerland                                100%
Diebold Services S.A.                                        France                                      51%
Diebold Singapore Pte. Ltd                                   Singapore                                  100%


                                                                      EXHIBIT 21

                                                                                                  Percent of voting
                                                              Jurisdiction under                  securities owned
International                                                 which organized                       by Registrant
-------------                                                 ----------------                    ----------------
Diebold South Africa (PTY) LTD                               South Africa                               100%
Diebold Spain, S.L.                                          Spain                                      100% (9)
Diebold (Thailand) Company Limited                           Thailand                                   100%
Diebold Uruguay S.A.                                         Uruguay                                    100% (17)
DPB S.A.                                                     Argentina                                   50% (15)
DSSS Panama, S.A.                                            Panama                                      55% (16)
InterBold Singapore Pte Ltd                                  Singapore                                  100% (10)
Mecaf Impressoras S.A.                                       Brazil                                     100% (18)
Nexus Software UK LTD.                                       United Kingdom                             100% (14)
P.T. Getronics Indonesia                                     Indonesia                                  100%
Procomp Amazonia Industria Eletronica S.A.                   Brazil                                     100% (18)
Procomp Comercio e Servicos LTDA                             Brazil                                     100% (18)
Procomp Industria Eletronica S.A.                            Brazil                                     100% (18)
RLM Monitoring Pty. Ltd.                                     Australia                                  100% (11)
Safequip Automated Systems Pty. Ltd.                         Australia                                   50% (12)
Safetell Cash Handling Pty. Ltd.                             Australia                                  100% (13)
Safetell International Services Pty. Ltd.                    Australia                                  100% (13)
Siab (HK) Limited                                            Hong Kong                                  100% (9)
Shanghai Diebold King Safe Company, Limited                  China                                       50% (24)
Shanghai Diebold Security Products Company, Limited          China                                       50% (24)
Siab S.A.                                                    France                                     100%
Starbuck Computer Empire, A.V.V.                             Aruba, Dutch West Indies                    50%
Tecron Security Pty. Ltd.                                    Australia                                   70% (23)


(6) 100% of voting securities are owned by Diebold Mexico, S.A. de C.V. which is 100% owned by Diebold Mexico Holding Company, Inc., which is 100% owned by the Registrant.

(7) 100% of voting securities are owned by Diebold Australia Holding Company, Inc. which is 100% owned by the Registrant.

(8) 100% of voting securities are owned by Diebold Mexico Holding Company, Inc. which is 100% owned by the Registrant.

(9) 100% of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company which is 100% owned by the Registrant.

(10) 100% of voting securities are owned by Siab (HK) Limited, which is 100% owned by Diebold Self-Service Systems which is 70% owned by Diebold Holding Company, Inc. and 30% owned by Diebold SST Holding Company, Inc., which are 100% owned by the Registrant.

(11) 100% of voting securities are owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc., which is 100% owned by the Registrant.

(12) 50% of voting securities are owned by Safetell Cash Handling Pty. Ltd., which is 100% owned by Diebold Safetell International Security Limited, which is 100% owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc. which is 100% owned by the Registrant.

(13) 100% of voting securities are owned by Diebold Safetell International Security Limited, which is 100% owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc. which is 100% owned by the Registrant.

(14) 100% of voting securities are owned by Nexus Software, Incorporated, which is 100% owned by the Registrant.

(15) 50% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.

(16) 55% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.

                                                                      EXHIBIT 21

(17) 100% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.

(18) 100% of voting securities are owned by Diebold Brasil LTDA, which is 100% owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.

(19) 90% of voting securities are owned by the Registrant, while 10% of the voting securities are owned by Diebold Holding Company which is 100% owned by Diebold Self Service Solutions Limited Liability Company, which is 100% owned by the Registrant.

(20) 21.44% of voting securities are owned by Diebold Latin America Holding Company, Inc., 16.78 % of voting securities are owned by Diebold Panama, Inc. which is 100% owned by Diebold Latin America Holding Company, Inc., 16.78% of voting securities are owned by DCHC SA, which is 100% owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.

(21) 1% of voting securities are owned by the Registrant, while 99% of the voting securities are owned by Diebold Self Service Solutions Limited Liability Company, which is 100% owned by the Registrant.

(22) 50% of voting securities are owned by Diebold Netherlands B.V., 50% of voting securities are owned by Diebold Denmark A.p.S., both of which are 100% owned by Diebold Self Service Solutions Limited Liability Company which is 100% owned by the Registrant.

(23) 70% of voting securities are owned by Diebold Australia Pty. Ltd., which is owned 100% by Diebold Australia Holding Company, Inc. which is 100% owned by Registrant.

(24) 50% of voting securities owned by Diebold China Security Holding Company, Inc., which is 100% owned by Registrant.